UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016 (August 31, 2016)

T3 MOTION, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-35133	20-4987549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

970 Challenger Street

Brea, CA 92821

(Address of principal executive offices and Zip Code)

(714) 255-0200

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On September 26, 2016, T3 Motion, Inc., a Delaware corporation (the “Company”) notified KMJ Corbin & Company LLP (“KMJ”) that KMJ was dismissed as the Company’s independent registered public accounting firm (“Independent Accountant”). The Company’s Board of Directors ratified and approved the decision to change its Independent Accountant.

The reports of KMJ on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and December 31, 2011, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except KMJ issued a going concern qualification in KMJ’s reports regarding the Company’s financial statements as of, and for, the years ended December 31, 2012 and December 31, 2011, in which KMJ indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern. The Company is currently delinquent in its required periodic report filings with SEC and is working toward filing such reports as soon as possible.

During the fiscal years ended December 31, 2012 and December 31, 2011, and during the subsequent interim period through the effective date of KMJ’s dismissal as the Company’s Independent Accountant, the Company: (i) had no disagreements with KMJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of would have caused them to make reference to this subject matter of the disagreements in connection with their report on the Company’s financial statements for such periods; and (ii) there were no “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended, except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”), and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013 (collectively, the “2013 Form 10-Qs”):

●	The Company did not have written documentation of the Company’s internal control policies and procedures. Management evaluated the impact of the Company’s failure to have written documentation of the Company’s internal controls and procedures on the Company’s assessment of its disclosure controls and procedures and has concluded that the control deficiency represents a material control weakness.

●	The Company did not have sufficient segregation of duties within accounting functions, which is a basic internal control. Due to the Company’s size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of the Company’s failure to have segregation of duties on its assessment of its disclosure controls and procedures and has concluded that the control deficiency represents a material control weakness.

●	The Company did not maintain sufficient accounting resources with adequate training in the application of Generally Accepted Accounting Principles commensurate with the Company’s financial reporting requirements and the complexity of its operations and financing transactions, specifically related to the accounting and reporting of debt, equity, and derivative liabilities. Management evaluated the impact of this lack of sufficient technical accounting resources and has concluded that the control deficiency that resulted represented a material weakness.

●	Due to the Company’s small size, the internal controls structure relies, in part, on the ability of senior management to review day-to-day operations and activities so as to identify potential sources of material misstatements, errors, and omissions and as an important component of preventative controls. During 2012 and continuing into the first six months of 2013, the Company experienced significant turnover at the senior management level including the Chief Executive and Chief Financial Officers. Management evaluated the impact of this turnover on the Company’s controls and procedures and has concluded that the control deficiency that resulted represented a material weakness.

●	The Company did not have adequate Information Technology Controls (ITCs) or Information Technology General Controls (ITGCs). ITCs are policies and procedures that relate to many applications and support the effective functioning of application controls by helping to ensure the continued proper operation of information systems. The Company does not have IT policies and procedures documented.

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KMJ discussed the material weaknesses in the Company’s internal control over financing reporting with the Audit Committee as constituted at the time the Company filed the 2012 Form 10-K and the 2013 Form 10-Qs. The Company has authorized KMJ to respond fully to the inquiries of our new Independent Accountant regarding these material weaknesses.

The Company provided KMJ with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K and requested that KMJ furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not KMJ agrees with the statements related to them made by the Company in this report. A copy of KMJ’s letter to the SEC dated September 29, 2016, is attached as Exhibit 16.1 to this report.

(a)	Engagement of Independent Registered Public Accounting Firm

On September 26, 2016, the Company’s Board of Directors approved the appointment of TAAD LLP as the Company’s new Independent Accountant and ratified and approved the engagement letter executed by the Company on August 31, 2016 to engage TAAD LLP as its new Independent Accountant. During the two most recent fiscal periods ended December 31, 2012 and December 31, 2011, and in the subsequent interim period preceding TAAD LLP’s engagement, the Company did not consult with TAAD LLP on: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and TAAD LLP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) on any matter that was either the subject of any disagreement, as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

16.1	Letter from KMJ Corbin & Company LLP dated September 29, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 MOTION, INC.
(Registrant)

Date: September 29, 2016	By:	/s/ Noel Cherowbrier
Noel Cherowbrier,
Chief Executive Officer

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